Exhibit 99.1
GitLab Reports Fourth Quarter and Full Year Fiscal 2022 Financial Results

Quarterly revenue of $77.8 million, up 69% year-over-year
Strong Dollar-Based Net Retention Rate at over 152%

Fiscal Fourth Quarter Highlights:
•Total revenue of $77.8 million
•GAAP operating margin of (52)%; Non-GAAP operating margin of (35)%
•GAAP net loss per share of $(0.32); Non-GAAP net loss per share of $(0.16)

Fiscal Year 2022 Highlights:
•Total revenue of $252.7 million
•GAAP operating margin of (51)%; Non-GAAP operating margin of (39)%
•GAAP net loss per share of $(1.95); Non-GAAP net loss per share of $(1.20)

San Francisco (March 14, 2022) - All-Remote - GitLab Inc. (NASDAQ: GTLB), The DevOps Platform, today reported financial results for its fourth quarter and full year of fiscal 2022, ended January 31, 2022.

“We are seeing continued strong momentum for customers adopting our DevOps platform, as revenue increased 69% year-over-year,” said Sid Sijbrandij, GitLab CEO. “This growth was broad-based, driven by strong customer additions across all company sizes. We believe these results demonstrate that the market is moving from DIY DevOps composed of different tools to a DevOps Platform. This shift enables organizations to accelerate the time-to-market of their most important software and applications, providing them with a distinct competitive advantage.”

“Our Dollar-Based Net Retention increased above 152%, and we continued to achieve success in both upgrading and signing new customers to Ultimate, which remains our fastest growing tier,” said Brian Robins, GitLab CFO. “As we look forward to fiscal year 2023 and beyond, we believe we are addressing a large and early stage market opportunity, and we remain focused on executing to drive sustainable growth and improving profitability over the long term.”

Fourth Quarter Fiscal Year 2022 Financial Highlights (in millions, except per share data and percentages):

	Q4 FY 2022	Q4 FY 2021	Y/Y Change
Revenue	$77.8	$46.1	69%
GAAP Gross margin	88%	87%
Non-GAAP Gross margin	89%	89%
GAAP Operating loss	$(40.6)	$(128.5)	$87.9
Non-GAAP Operating loss	$(27.4)	$(22.2)	$(5.2)
GAAP Net loss attributable to GitLab	$(45.8)	$(120.0)	$74.2
Non-GAAP Net loss attributable to GitLab	$(23.2)	$(24.0)	$0.8
GAAP Net loss per share attributable to GitLab	$(0.32)	$(2.31)	$1.99
Non-GAAP Net loss per share attributable to GitLab	$(0.16)	$(0.46)	$0.30

Fiscal Year 2022 Financial Highlights (in millions, except per share data and percentages):

	FY 2022	FY 2021	Y/Y Change
Revenue	$252.7	$152.2	66%
GAAP Gross margin	88%	88%
Non-GAAP Gross margin	89%	89%
GAAP Operating loss	$(129.0)	$(213.9)	$84.9
Non-GAAP Operating loss	$(98.3)	$(101.8)	$3.5
GAAP Net loss attributable to GitLab	$(155.1)	$(192.2)	$37.1
Non-GAAP Net loss attributable to GitLab	$(95.3)	$(103.5)	$8.2
GAAP Net loss per share attributable to GitLab	$(1.95)	$(3.82)	$1.87
Non-GAAP Net loss per share attributable to GitLab	$(1.20)	$(2.06)	$0.86
A reconciliation between GAAP and non-GAAP financial measures is contained in this release under the section titled “Non-GAAP Financial Measures.”

Fourth Quarter Fiscal Year 2022 Business Highlights:

•Customers with more than $5,000 of ARR increased to 4,593, up 67% from Q4 of fiscal year 2021.
•Customers with more than $100,000 of ARR increased to 492, up 74% from Q4 of fiscal year 2021.
•Customers with more than $1 million of ARR increased to 39, up 95% from Q4 of fiscal year 2021.
•Dollar-Based Net Retention Rate above 152% in Q4 of fiscal year 2022.
•New and expansion customers included Deutsche Telekom, the US Army, and Travis Perkins.
•Released GitLab versions 14.5, 14.6 and 14.7, marking 124 consecutive months of innovation as of January 31, 2022.
•Successfully achieved ISO/IEC 27001:2013 certification, demonstrating the maturity and effectiveness of GitLab’s information security program.
•Acquired Opstrace, a pre-revenue open source observability solution that expands our ability to address a wider variety of customer use cases, and that we believe will help better enable organizations to lower incident rates, increase developer productivity, and lower mean-time-to resolution.

First Quarter and Fiscal Year 2023 Financial Outlook

For the first quarter of fiscal year 2023, GitLab Inc. expects (in millions, except share and per share data):

	Q1 FY 2023 Guidance	FY 2023 Guidance
Revenue	$77.0 - $78.0	$385.5 - $390.5
Non-GAAP operating loss	$(38.5) - $(37.5)	$(142.0) - $(138.0)
Non-GAAP net loss per share assuming approximately 147 million and 148 million weighted average shares outstanding as of Q1 FY2023 and FY23, respectively	$(0.28) - $(0.27)	$(1.02) - $(0.97)

This guidance includes $6.5 million and $30.0 million in expenses, for first quarter of fiscal 2023 and full year fiscal 2023, respectively, for our joint venture in China, GitLab Information Technology (Hubei) Co., LTD (“JiHu”) and Meltano, Inc., our majority owned subsidiary, that are consolidated in our financials.

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization of acquired intangible assets, and foreign exchange (gain) loss. We have not provided the most directly comparable GAAP financial guidance measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP guidance for operating loss and net loss per share to the corresponding GAAP measures is not available.

Conference Call Information

GitLab will host a conference call today, March 14, 2022, at 1:30 p.m. (PT) / 4:30 p.m. (ET) to discuss its fourth quarter and full year fiscal 2022 financial results. Investors and analysts should register for the call in advance by visiting https://gitlab.zoom.us/webinar/register/WN_EH9W_TbPR1OPd4u5aeRF0A. A replay of the call will be available on GitLab’s investor relations website (ir.gitlab.com).

About GitLab

GitLab is The DevOps Platform that empowers organizations to maximize the overall return on software development by delivering software faster and efficiently, while strengthening security and compliance. GitLab’s single application is easier to use, leads to faster cycle time and allows visibility throughout and control over all stages of the DevOps lifecycle. With GitLab, every team in your organization can collaboratively plan, build, secure, and deploy software to drive business outcomes faster with complete transparency, consistency and traceability.

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We define non-GAAP financial measures as GAAP measures, excluding stock-based compensation expense, amortization of acquired intangible assets, and foreign exchange (gain) loss. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This press release and the accompanying earnings call contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

• our ability to appropriately manage future growth;
• our revenue growth rate in the future;
• our ability to achieve and sustain profitability, our business, financial condition, and operating results;
• our intense competition and loss of market share to our competitors;
• the market for our services may not grow;
• a decline in our customer renewals and expansions;
• our transparency;
• our publicly available company Handbook;
• security and privacy breaches;
• customers staying on our open-source or free SaaS product offering;
• fluctuations in our operating results;
• our limited operating history;
• our ability to manage our growth effectively;
• our ability to respond to rapid technological changes;
• our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
• our hiring model;
• the effects of the recent and developing armed conflict in Ukraine on our business; and
• general economic conditions and slow or negative growth of our markets.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Operating Metrics

Annual Recurring Revenue (“ARR”): We define annual recurring revenue as the annual run-rate revenue of subscription agreements, including our self-managed and SaaS offerings but excluding professional services, from all customers as measured on the last day of a given month. We calculate ARR by taking the monthly recurring revenue (“MRR”) and multiplying it by 12. MRR for each month is calculated by aggregating, for all customers during that month, monthly revenue from committed contractual amounts of subscriptions, including our self-managed license, self-managed subscription, and SaaS subscription offerings but excluding professional services.

Dollar-Based Net Retention Rate: We calculate Dollar-Based Net Retention Rate as of a period end by starting with our customers as of the 12 months prior to such period end (“Prior Period ARR”). We then calculate the ARR from these customers as of the current period end (“Current Period ARR”). The calculation of Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate.

GitLab Inc.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	January 31, 2022(1)	January 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$884,672	$282,850
Short-term investments	50,031	—
Accounts receivable, net of allowance for doubtful accounts of $1,098 and $1,022 as of January 31, 2022 and January 31, 2021, respectively	77,233	39,651
Deferred contract acquisition costs, current	24,363	18,700
Prepaid expenses and other current assets	15,544	7,292
Total current assets	1,051,843	348,493
Property and equipment, net	3,271	—
Goodwill	8,145	—
Intangible assets, net	6,285	797
Deferred contract acquisition costs, non-current	14,743	11,776
Other long-term assets	7,151	1,500
TOTAL ASSETS	$1,091,438	$362,566
LIABILITIES, CONVERTIBLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$4,984	$3,111
Accrued expenses and other current liabilities	24,571	7,348
Accrued compensation and benefits	32,820	13,179
Deferred revenue, current	179,224	103,543
Total current liabilities	241,599	127,181
Deferred revenue, non-current	32,568	30,625
Other non-current liabilities	18,002	11,078
TOTAL LIABILITIES	292,169	168,884
Commitments and contingencies
CONVERTIBLE PREFERRED STOCK
Convertible preferred stock, $0.0000025 par value; no shares and 79,959 shares authorized as of January 31, 2022 and January 31, 2021, respectively; no shares and 79,551 shares issued and outstanding as of January 31, 2022 and January 31, 2021, respectively	—	424,904
STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock, $0.0000025 par value; 50,000 shares and no shares authorized as of January 31, 2022 and January 31, 2021, respectively; no shares issued and outstanding as of January 31, 2022 and January 31, 2021, respectively	—	—
Class A Common stock, $0.0000025 par value; 1,500,000 and 163,000 shares authorized as of January 31, 2022 and January 31, 2021, respectively; 27,141 and 1,151 shares issued and outstanding as of January 31, 2022 and January 31, 2021, respectively	—	—
Class B Common stock, $0.0000025 par value; 250,000 and 163,000 shares authorized as of January 31, 2022 and January 31, 2021, respectively; 119,747 and 52,468 shares issued and outstanding as of January 31, 2022 and January 31, 2021, respectively	—	—
Additional paid-in capital	1,320,479	186,892
Accumulated deficit	(553,337)	(398,199)
Accumulated other comprehensive income (loss)	7,724	(19,915)
Total GitLab stockholders' equity (deficit)	774,866	(231,222)
Noncontrolling interests	24,403	—
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	799,269	(231,222)
TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY (DEFICIT)	$1,091,438	$362,566
__________
(1) As of January 31, 2022, the consolidated balance sheet includes assets and liabilities of the consolidated variable interest entity, GitLab Information Technology (Hubei) Co., LTD (“JiHu”), of $17.7 million and $3.7 million, respectively. The assets of JiHu can be used only to settle obligations of JiHu and creditors of JiHu do not have recourse against the general credit of the Company.

GitLab Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended January 31,		Fiscal Year Ended January 31,
	2022	2021	2022	2021
Revenue:
Subscription—self-managed and SaaS	$69,621	$40,509	$226,163	$132,763
License—self-managed and other	8,175	5,638	26,490	19,413
Total revenue	77,796	46,147	252,653	152,176
Cost of revenue:
Subscription—self-managed and SaaS	7,302	4,966	23,668	14,453
License—self-managed and other	1,871	1,259	6,317	4,010
Total cost of revenue	9,173	6,225	29,985	18,463
Gross profit	68,623	39,922	222,668	133,713
Operating expenses:
Sales and marketing	57,192	54,922	190,754	154,086
Research and development	28,610	48,701	97,217	106,643
General and administrative	23,378	64,755	63,654	86,868
Total operating expenses	109,180	168,378	351,625	347,597
Loss from operations	(40,557)	(128,456)	(128,957)	(213,884)
Interest income	510	63	736	1,070
Other income (expense), net	(9,598)	10,005	(30,850)	23,452
Loss before income taxes	(49,645)	(118,388)	(159,071)	(189,362)
Provision for (benefit from) income taxes	(2,881)	1,650	(1,511)	2,832
Net loss	$(46,764)	$(120,038)	$(157,560)	$(192,194)
Net loss attributable to noncontrolling interest	(979)	—	(2,422)	—
Net loss attributable to GitLab	$(45,785)	$(120,038)	$(155,138)	$(192,194)
Net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	$(0.32)	$(2.31)	$(1.95)	$(3.82)
Weighted-average shares used to compute net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	144,929	51,956	79,755	50,343

GitLab Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Fiscal Year Ended January 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss, including amounts attributable to noncontrolling interest	$(157,560)	$(192,194)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	30,009	111,846
Amortization of intangible assets	665	222
Depreciation expense	543	—
Amortization of deferred contract acquisition costs	33,368	18,469
Unrealized foreign exchange (gain) loss	20,389	(24,322)
Other non-cash expense	197	458
Changes in assets and liabilities:
Accounts receivable	(38,223)	(14,745)
Prepaid expenses and other current assets	(8,219)	677
Costs deferred related to contract acquisition	(42,575)	(34,137)
Other long-term assets	(3,374)	252
Accounts payable	1,877	1,474
Accrued expenses and other current liabilities	13,953	733
Accrued compensation and benefits	19,755	4,646
Deferred revenue	79,074	52,382
Other long-term liabilities	307	659
Net cash used in operating activities	(49,814)	(73,580)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(100,031)	—
Proceeds from maturities of short-term investments	50,000	—
Purchases of property and equipment	(3,541)	—
Payments for business combination, net of cash acquired and consideration withheld in an escrow	(323)	—
Payments for asset acquisitions	—	(933)
Other investing activities	—	91
Net cash used in investing activities	(53,895)	(842)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of underwriting discounts	654,552	—
Proceeds from the issuance of common stock upon exercise of stock options, including early exercises, net of repurchases	25,354	13,765
Proceeds from warrants exercised	86	—
Repurchase of common stock in a tender offer	(590)	(820)
Contributions received from noncontrolling interests	26,450	—
Payments of deferred offering costs	(4,667)	—
Net cash provided by financing activities	701,185	12,945
Impact of foreign exchange on cash, cash equivalents and restricted cash	6,846	1,000
Net increase (decrease) in cash, cash equivalents and restricted cash	604,322	(60,477)
Cash, cash equivalents and restricted cash at beginning of period	282,850	343,327
Cash, cash equivalents and restricted cash at end of period	$887,172	$282,850
Reconciliation of cash, cash equivalents and restricted cash within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows above:
Cash and cash equivalents	$884,672	$—
Restricted cash, included in other long-term assets	2,500	—
Total cash, cash equivalents and restricted cash	$887,172	$—

GitLab Inc.
Reconciliation of GAAP to Non-GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended January 31,		Fiscal Year Ended January 31,
	2022	2021	2022	2021
Gross profit on GAAP basis	$68,623	$39,922	$222,668	$133,713
Gross margin on GAAP basis	88%	89%	88%	88%
Stock-based compensation expense	578	979	1,300	1,185
Amortization of acquired intangibles	334	—	334	—
Gross profit on non-GAAP basis	$69,535	$40,901	$224,302	$134,898
Gross margin on non-GAAP basis	89%	89%	89%	89%

Sales and marketing on GAAP basis	$57,192	$54,922	$190,754	$154,086
Stock-based compensation expense	(4,862)	(19,185)	(10,550)	(21,504)
Sales and marketing on non-GAAP basis	$52,330	$35,737	$180,204	$132,582

Research and development on GAAP basis	$28,610	$48,701	$97,217	$106,643
Stock-based compensation expense	(3,652)	(29,617)	(8,305)	(31,519)
Research and development on non-GAAP basis	$24,958	$19,084	$88,912	$75,124

General and administrative on GAAP basis	$23,378	$64,755	$63,654	$86,868
Amortization of acquired intangibles	(80)	(85)	(331)	(222)
Stock-based compensation expense	(3,675)	(56,387)	(9,854)	(57,638)
General and administrative on non-GAAP basis	$19,623	$8,283	$53,469	$29,008

Loss from operations on GAAP basis	$(40,557)	$(128,456)	$(128,957)	$(213,884)
Stock-based compensation expense	12,767	106,168	30,009	111,846
Amortization of acquired intangibles	414	85	665	222
Loss from operations on non-GAAP basis	$(27,376)	$(22,203)	$(98,283)	$(101,816)

Other income (expense), net on GAAP basis	$(9,598)	$10,005	$(30,850)	$23,452
Foreign exchange (gain) loss	9,437	(10,219)	29,140	(23,423)
Other income (expense), net on non-GAAP basis	$(161)	$(214)	$(1,710)	$29

Net loss attributable to GitLab common stockholders on GAAP basis	$(45,785)	$(120,038)	$(155,138)	$(192,194)
Stock-based compensation expense	12,767	106,168	30,009	111,846
Amortization of acquired intangibles	414	85	665	222
Foreign exchange (gain) loss	9,437	(10,219)	29,140	(23,423)
Net loss attributable to GitLab common stockholders on non-GAAP basis	$(23,167)	$(24,004)	$(95,324)	$(103,549)

Net loss per share on GAAP basis	$(0.32)	$(2.31)	$(1.95)	$(3.82)
Non-GAAP adjustments to net loss per share	0.16	1.85	0.75	1.76
Net loss per share on non-GAAP basis	$(0.16)	$(0.46)	$(1.20)	$(2.06)
Shares used in per share calculation - diluted on GAAP and non-GAAP basis	144,929	51,956	79,755	50,343

Media Contact:
Rachel Romoff
GitLab Inc.
press@gitlab.com

Investor Contact:
Jack Andrews
GitLab Inc.
ir@gitlab.com